UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01.	Financial Statements and Exhibits.

Exhibit 23.4, Exhibit 23.5 and Exhibit 23.6 are incorporated by reference into the Registration Statement on Form S-3ASR (333-143865) of UAL Corporation and United Air Lines, Inc. as exhibits thereto and are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
23.4	Consent of Morten Beyer & Agnew, Inc.

23.5	Consent of CBM/BACK LLC (dba BACK Aviation Solutions)

23.6	Consent of Aircraft Information Services, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Executive Vice President and Chief Financial Officer

Date: June 19, 2007

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EXHIBIT INDEX

Exhibit No.	Description
23.4*	Consent of Morten Beyer & Agnew, Inc.

23.5*	Consent of CBM/BACK LLC (dba BACK Aviation Solutions)

23.6*	Consent of Aircraft Information Services, Inc.

*	Filed herewith electronically.

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